Exhibit 99.1

USA Technologies Announces Third Quarter Fiscal Year 2017 Results
Achieved $100 Million Revenue Run-Rate, and 500,000 Connection Goals

MALVERN, Pa. – May 9, 2017 – USA Technologies, Inc. (NASDAQ:USAT) (“USAT”), a premier payment technology service provider of integrated cashless and mobile transactions in the self-service retail market, today reported results for its third quarter ended March 31, 2017.

Third Quarter Financial Highlights:

☐	Total quarterly record revenue of $26.5 million, a year-over-year increase of 30% marking the 30th consecutive quarter of growth

☐	504,000 connections to ePort service, representing a year-over-year increase of 26%

☐	Added 500 customers to achieve record 12,400 total customers compared to 10,750 as of a year ago, a year-over-year increase of 15%

☐	Quarterly record license and transaction fee revenue of $17.5 million, a year-over-year increase of 19%

☐	Operating income of $419,000

☐	Ended the quarter with $17.8 million in cash

☐	Quarterly GAAP net income of $136,000

☐	Quarterly Non-GAAP net income of $345,000

☐	Quarterly Adjusted EBITDA of $1.9 million

Third Quarter and YTD Financial Highlights, Connections & Transaction Data:

	As of and for the three months ended March 31,
(Connections and $'s in thousands, transactions in millions, eps is not rounded)	2017	2016	Change	% Change
Revenues:
License and transaction fees	$17,459	$14,727	$2,732	18.6%
Equipment sales	9,001	5,634	3,367	59.8%
Total revenues	$26,460	$20,361	$6,099	30.0%

License and transaction fee margin	32.0%	34.1%	(2.1%)

Equipment sales gross margin	11.6%	11.5%	0.1%

Overall Gross Margin	25.0%	27.9%	(2.9%)

Operating income/(loss)	$419	$(595)	$1,014	170.4%

Net income/(loss)	$136	$(5,420)	$5,556	102.5%

Net loss per common shares - basic and diluted	$(0.00)	$(0.16)	$0.16	100.0%

Net cash provided by (used in) operating activities	$848	$4,328	$(3,480)	(80.4%)

Net New Connections	35,000	32,000	3,000	9.4%

Total Connections (at period end)	504,000	401,000	103,000	25.7%

Total Number of Transactions (millions)	104.9	82.0	22.9	27.9%

Transaction Volume (millions)	$202.5	$151.0	$51.5	34.1%

Adjusted EBITDA	$1,862	$1,347	$515	38.2%

Non-GAAP net income	$345	$(87)	$432	496.6%

	As of and for the nine months ended March 31,
(Connections and $'s in thousands, transactions in millions, eps is not rounded)	2017	2016	Change	% Change
Revenues:
License and transaction fees	$50,463	$41,326	$9,137	22.1%
Equipment sales	19,341	14,138	5,203	36.8%
Total revenues	$69,804	$55,464	$14,340	25.9%

License and transaction fee margin	31.6%	33.5%	(1.9%)

Equipment sales gross margin	16.4%	16.6%	(0.2%)

Overall Gross Margin	27.4%	29.2%	(1.8%)

Operating (loss)/income	$(297)	$111	$(408)	(367.6%)

Net loss	$(2,095)	$(5,934)	$3,839	64.7%

Net loss per common shares - basic and diluted	$(0.07)	$(0.18)	$0.11	61.1%

Net cash provided by (used in) operating activities	$(4,295)	$5,197	$(9,492)	(182.7%)

Net New Connections	75,000	68,000	7,000	10.3%

Total Connections (at period end)	504,000	401,000	103,000	25.7%

Total Number of Transactions (millions)	300.2	227.2	73.0	32.1%

Transaction Volume (millions)	$577.3	$415.7	$161.6	38.9%

Adjusted EBITDA	$4,297	$5,358	$(1,061)	(19.8%)

Non-GAAP net (loss) income	$(369)	$660	$(1,029)	(155.9%)

“USA Technologies has marked another record revenue quarter, while also achieving our 3 year revenue and connection goals.  We continue to drive our payment and consumer engagement solutions into the rapidly evolving unattended retail market as we help our operator customers improve each location’s performance,” said Stephen P. Herbert, USA Technologies’ chairman and chief executive officer. “We are leveraging our flexible platform with third party offerings and our own ePort Interactive service to deepen the relationship with customers and provide even more value from each connection, while simultaneously expanding our distribution network.”

Fiscal 2017 Outlook

For full fiscal year 2017, management expects to add between 115,000 and 125,000 net new connections for the year, bringing total connections to our service to a range of 544,000 to 554,000 and expects total revenue to be between $95 million and $100 million. We also expect to have year-over-year increases of adjusted EBITDA and non-GAAP net income.

Webcast and Conference Call

Management will host a conference call and webcast the event beginning at 8:30 a.m. Eastern Time today, May 9, 2017.

To participate in the conference call, please dial (866) 393-1608 approximately 10 minutes prior to the call. International callers should dial (224) 357-2194. Please reference conference ID # 8462087.

A live webcast of the conference call will be available at http://usat.client.shareholder.com/events.cfm.  Please access the website 15 minutes prior to the start of the call to download and install any necessary audio software.  A telephone replay of the conference call will be available from 11:30 a.m. Eastern Time on May 9, 2017 until 11:30 a.m. Eastern Time on May 12, 2017 and may be accessed by calling (855) 859-2056 (domestic dial-in) or (404) 537-3406 (international dial-in) and reference conference ID # 8462087.  An archived replay of the conference call will also be available in the investor relations section of the company's website.

About USA Technologies

USA Technologies, Inc. is a premier payment technology service provider of integrated cashless and mobile transactions in the self-service retail market. The company also provides a broad line of cashless acceptance technologies including its NFC-ready ePort® G-series, ePort® Connect, ePort® Interactive, QuickConnect, an API Web service for developers, and MORE., a customizable loyalty program. USA Technologies has 77 United States and foreign patents in force; and has agreements with Verizon, Visa, Chase Paymentech and customers such as Compass, AMI Entertainment and others. For more information, please visit the website at www.usatech.com.

Forward-looking Statements:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the business strategy and the plans and objectives of USAT's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to USAT or its management, identify forward looking statements. Such forward-looking statements are based on the beliefs of USAT's management, as well as assumptions made by and information currently available to USAT's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the ability of management to accurately predict or forecast future financial results, including earnings or taxable income of USAT, or increased revenues at a customer location; the incurrence by USAT of any unanticipated or unusual non-operational expenses which would require us to divert our cash resources from achieving our business plan; the ability of USAT to retain key customers from whom a significant portion of its revenues is derived; the ability of USAT to compete with its competitors to obtain market share; whether USAT's customers continue to utilize USAT's transaction processing and related services, as our customer agreements are generally cancelable by the customer on thirty to sixty days' notice; the ability of USAT to raise funds in the future through the sales of securities or debt financings in order to sustain its operations if an unexpected or unusual non-operational event would occur; the ability of USAT to use available data to predict future market conditions, consumer behavior and any level of cashless usage; the ability to prevent a security breach of our systems or services or third party services or systems utilized by us; whether any patents issued to USAT will provide USAT with any competitive advantages or adequate protection for its products, or would be challenged, invalidated or circumvented by others; the ability of USAT to operate without infringing or violating the intellectual property  rights of others; the ability of the Company to sell to third party lenders all or a portion of our finance receivables; the ability of a sufficient number of our customers to utilize third party financing companies under our QuickStart program in order to improve our net cash used by operating activities; whether USAT’s remediation efforts in connection with the control deficiencies that resulted in a material weakness  in USAT’s internal controls over financial reporting as of June 30, 2016 would be effective or successful; whether USAT experiences additional material weaknesses in its internal controls over financial reporting in  future periods, and USAT is not able to accurately or timely report its financial condition or results of operations; and whether USAT's existing or anticipated customers purchase, rent or utilize ePort devices or our other products or services in the future at levels currently anticipated by USAT. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, USAT does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Financial Schedules:
A.	Statements of Operations for the 3 Months and 9 Months Ended March 31, 2017 and 2016
B.	Five Quarter Select Key Performance Indicators
C.	Comparative Balance Sheets as of March 31, 2017 and June 30, 2016
D.	Five Quarter Statements of Operations and Adjusted EBITDA
E.	Five Quarter and YTD Selling, General, & Administrative Expenses
F.	Five Quarter Condensed Balance Sheets
G.	Five Quarter Statements of Cash Flows
H.
Five Quarter Reconciliation of Net Income/(Loss) to Non-GAAP Net Income (Loss) and Net Income/(Loss) Per Common Share – Basic and Diluted to Non-GAAP Net Income/(Loss) Per Common Share – Basic and Diluted

(A)	Statement of Operations for the 3 Months and 9 Months Ended March 31, 2017 and 2016

	For the three months ended March 31,
($ in thousands, except shares and per share data)	2017	% of Sales	2016	% of Sales	Change	% Change

Revenues:
License and transaction fees	$17,459	66.0%	$14,727	72.3%	$2,732	18.6%
Equipment sales	9,001	34.0%	5,634	27.7%	3,367	59.8%
Total revenues	26,460	100.0%	20,361	100.0%	6,099	30.0%

Costs of sales/revenues:
Cost of services	11,876	68.0%	9,703	65.9%	2,173	22.4%
Cost of equipment	7,959	88.4%	4,986	88.5%	2,973	59.6%
Total costs of sales/revenues	19,835	75.0%	14,689	72.1%	5,146	35.0%

Gross profit	6,625	25.0%	5,672	27.9%	953	16.8%

Operating expenses:
Selling, general and administrative	5,947	22.5%	6,094	29.9%	(147)	(2.4%)
Depreciation and amortization	259	1.0%	173	0.8%	86	49.7%
Total operating expenses	6,206	23.5%	6,267	30.8%	(61)	(1.0%)

Operating income (loss)	419	1.6%	(595)	(2.9%)	1,014	(170.4%)

Other income (expense):
Interest income	114	0.4%	67	0.3%	47	70.1%
Interest expense	(188)	(0.7%)	(180)	(0.9%)	(8)	(4.4%)
Change in fair value of warrant liabilities	—	0.0%	(4,805)	(23.6%)	4,805	100.0%
Total other expense, net	(74)	(0.3%)	(4,918)	(24.2%)	4,844	(98.5%)

Income (loss) before income taxes	345	1.3%	(5,513)	(27.1%)	5,858	106.3%
(Provision) benefit for income taxes	(209)	(0.8%)	93	0.5%	(302)	323.8%

Net income (loss)	136	0.5%	(5,420)	(26.6%)	5,556	102.5%
Cumulative preferred dividends	(334)	(1.3%)	(334)	(1.6%)	—	0.0%
Net loss applicable to common shares	$(198)	(0.7%)	$(5,754)	(28.3%)	$5,556	96.6%

Net loss per common share - basic and diluted	$(0.00)		$(0.16)		$0.16	100.0%

Basic and diluted weighted average number of common shares outstanding	40,327,697		36,161,626		4,166,071	11.5%

	For the nine months ended March 31,
($ in thousands, except shares and per share data)	2017	% of Sales	2016	% of Sales	Change	% Change

Revenues:
License and transaction fees	$50,463	72.3%	$41,326	74.5%	$9,137	22.1%
Equipment sales	19,341	27.7%	14,138	25.5%	5,203	36.8%
Total revenues	69,804	100.0%	55,464	100.0%	14,340	25.9%

Costs of sales/revenues:
Cost of services	$34,508	68.4%	$27,475	66.5%	7,033	25.6%
Cost of equipment	16,170	83.6%	11,787	83.4%	4,383	37.2%
Total costs of sales/revenues	50,678	72.6%	39,262	70.8%	11,416	29.1%

Gross profit	19,126	27.4%	16,202	29.2%	2,924	18.0%

Operating expenses:
Selling, general and administrative	18,649	26.7%	15,652	28.2%	2,997	19.1%
Depreciation and amortization	774	1.1%	439	0.8%	335	76.3%
Total operating expenses	19,423	27.8%	16,091	29.0%	3,332	20.7%

Operating (loss) income	(297)	(0.4%)	111	0.2%	(408)	(367.6%)

Other income (expense):
Interest income	387	0.6%	138	0.2%	249	180.4%
Interest expense	(601)	(0.9%)	(403)	(0.7%)	(198)	(49.1%)
Change in fair value of warrant liabilities	(1,490)	(2.1%)	(5,692)	(10.3%)	4,202	73.8%
Total other expense, net	(1,704)	(2.4%)	(5,957)	(10.7%)	4,253	71.4%

(Loss) before income taxes	(2,001)	(2.9%)	(5,846)	(10.5%)	3,845	65.8%
Provision for income taxes	(94)	(0.1%)	(88)	(0.2%)	(6)	(6.8%)

Net loss	(2,095)	(3.0%)	(5,934)	(10.7%)	3,839	64.7%
Cumulative preferred dividends	(668)	(1.0%)	(668)	(1.2%)	—	0.0%
Net loss applicable to common shares	(2,763)	(4.0%)	(6,602)	(11.9%)	$3,839	58.2%

Net loss per common share - basic and diluted	(0.07)		(0.18)		$0.11	62.1%

Basic and diluted weighted average number of common shares outstanding	39,703,690		35,972,633		3,731,057	10.4%

(B)	Five Quarter Select Key Performance Indicators

	As of and for the three months ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Connections:
Gross New Connections	40,000	25,000	22,000	33,000	34,000
% from Existing Customer Base	88%	80%	86%	83%	91%
Net New Connections	35,000	21,000	19,000	28,000	32,000
Total Connections	504,000	469,000	448,000	429,000	401,000

Customers:
New Customers Added	500	500	350	300	125
Total Customers	12,400	11,900	11,400	11,050	10,750

Volumes:
Total Number of Transactions (millions)	104.9	100.1	95.1	89.3	82.1
Transaction Volume (millions)	$202.5	$191.5	$183.4	$169.0	$151.0

Financing Structure of Connections:
JumpStart	8.6%	6.8%	7.7%	6.5%	7.4%
QuickStart & All Others *	91.4%	93.2%	92.3%	93.5%	92.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

*Includes credit sales with standard trade receivable terms

(C)	Comparative Balance Sheets March 31, 2017 and June 30, 2016

($ in thousands)	March 31, 2017	June 30, 2016	Change	% Change
Assets
Current assets:
Cash and Cash Equivalents	$17,780	$19,272	$(1,492)	(7.7%)

Accounts receivable, less allowance for doubtful accounts of $2,851 and $2,814, respectively	6,734	4,899	1,835	37.5%
Finance receivables, less allowance for credit losses of $25 and $0, respectively	2,057	3,588	(1,531)	(42.7%)
Inventory, net	4,147	2,031	2,116	104.2%
Prepaid expenses and other current assets	1,628	987	641	64.9%
Deferred income taxes	2,271	2,271	—	—
Total current assets	34,617	33,048	1,569	4.7%

Finance receivables, less current portion	7,548	3,718	3,830	103.0%
Other assets	137	348	(211)	(60.6%)
Property and equipment, net	9,173	9,765	(592)	(6.1%)
Deferred income taxes	25,359	25,453	(94)	(0.4%)
Intangibles, net	666	798	(132)	(16.5%)
Goodwill	11,492	11,703	(211)	(1.8%)
Total assets	$88,992	$84,833	$4,159	4.9%

Liabilities and shareholders' equity
Current liabilities:
Accounts payable	$11,529	$12,354	$(825)	(6.7%)
Accrued expenses	3,111	3,458	(347)	(10.0%)
Line of credit, net	7,021	7,119	(98)	(1.4%)
Current obligations under long-term debt	786	629	157	25.0%
Income taxes payable	—	18	(18)	(100.0%)
Warrant liabilities	—	3,739	(3,739)	(100.0%)
Deferred gain from sale-leaseback transactions	255	860	(605)	(70.3%)
Total current liabilities	22,702	28,177	(5,475)	(19.4%)

Long-term liabilities
Long-term debt, less current portion	1,239	1,576	(337)	(21.4%)
Accrued expenses, less current portion	52	15	37	246.7%
Deferred gain from sale-leaseback transactions, less current portion	—	40	(40)	(100.0%)
Total long-term liabilities	1,291	1,631	(340)	(20.8%)
Total liabilities	23,993	29,808	(5,815)	(19.5%)

Shareholders' equity:
Preferred stock, no par value	3,138	3,138	—	0.0%
Common stock, no par value	245,463	233,394	12,069	5.2%
Accumulated deficit	(183,602)	(181,507)	(2,095)	(1.2%)
Total shareholders' equity	64,999	55,025	9,974	18.1%
Total liabilities and shareholders' equity	$88,992	$84,833	$4,159	4.9%

Net working capital	$11,915	$4,871	$7,044	144.6%

(D)	Five Quarter Statement of Operations and Adjusted EBITDA

	For the three months ended
($ in thousands) (unaudited)	March 31, 2017	% of Sales	December 31, 2016	% of Sales	September 30, 2016	% of Sales	June 30, 2016	% of Sales	March 31 2016	% of Sales
Revenues:
License and transaction fees	$17,459	66.0%	$16,639	76.5%	$16,365	75.8%	$15,263	69.6%	$14,727	72.3%
Equipment sales	9,001	34.0%	5,117	23.5%	5,223	24.2%	6,681	30.4%	5,634	27.7%
Total revenue	26,460	100.0%	21,756	100.0%	21,588	100.0%	21,944	100.0%	20,361	100.0%

Costs of sales/revenues:
License and transaction fees	11,876	68.0%	11,389	68.4%	11,243	68.7%	10,614	69.5%	9,703	65.9%
Equipment sales	7,959	88.4%	4,033	78.8%	4,178	80.0%	5,547	83.0%	4,986	88.5%
Total costs of sales/revenues	19,835	75.0%	15,422	70.9%	15,421	71.4%	16,161	73.6%	14,689	72.1%

Gross Profit:
License and transaction fees	5,583	32.0%	5,250	31.6%	5,122	31.3%	4,649	30.5%	5,024	34.1%
Equipment sales	1,042	11.6%	1,084	21.2%	1,045	20.0%	1,134	17.0%	648	11.5%
Total gross profit	6,625	25.0%	6,334	29.1%	6,167	28.6%	5,783	26.4%	5,672	27.9%

Operating expenses:
Selling, general and administrative	5,947	22.5%	5,793	26.6%	6,909	32.0%	6,721	30.6%	6,094	29.9%
Depreciation	259	1.0%	307	1.4%	208	1.0%	208	0.9%	173	0.8%
Impairment of intangible asset	—	0.0%	—	0.0%	—	0.0%	432	2.0%	—	0.0%
Total operating expenses	6,206	23.5%	6,100	28.0%	7,117	33.0%	7,361	33.5%	6,267	30.8%

Operating income (loss)	419	1.6%	234	1.1%	(950)	-4.4%	(1,578)	-7.2%	(595)	-2.9%

Other income (expense):
Interest income	114	0.4%	200	0.9%	73	0.3%	182	0.8%	67	0.3%
Other income	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Interest expense	(188)	-0.7%	(201)	-0.9%	(212)	-1.0%	(197)	-0.9%	(180)	-0.9%
Change in fair value of warrant liabilities	—	0.0%	—	0.0%	(1,490)	-6.9%	18	0.1%	(4,805)	-23.6%
Total other (expense) income , net	(74)	-0.3%	(1)	0.0%	(1,629)	-7.5%	3	0.0%	(4,918)	-24.2%

Income (loss) before provision for income taxes	345	1.3%	233	1.1%	(2,579)	-11.9%	(1,575)	-7.2%	(5,513)	-27.1%
(Provision) benefit for income taxes	(209)	-0.8%	—	0.0%	115	0.5%	703	3.2%	93	0.5%

Net income (loss)	136	0.5%	233	1.1%	(2,464)	-11.4%	(872)	-4.0%	(5,420)	-26.6%

Less interest income	(114)	-0.4%	(200)	-0.9%	(73)	-0.3%	(182)	-0.8%	(67)	-0.3%
Plus interest expenses	188	0.7%	201	0.9%	212	1.0%	197	0.9%	180	0.9%
Plus income tax expense	209	0.8%	—	0.0%	(115)	-0.5%	(703)	-3.2%	(93)	-0.5%
Plus depreciation expense	1,165	4.4%	1,220	5.6%	1,257	5.8%	1,272	5.8%	1,190	5.8%
Plus amortization expense	45	0.2%	43	0.2%	44	0.2%	44	0.2%	44	0.2%
Plus (less) change in fair value of warrant liabilities	—	0.0%	—	0.0%	1,490	6.9%	(18)	-0.1%	4,805	23.6%
Plus stock-based compensation	233	0.9%	233	1.1%	211	1.0%	198	0.9%	142	0.7%
Plus intangible asset impairment	—	0.0%	—	0.0%	—	0.0%	432	2.0%	—	0.0%
Plus VendScreen non-recurring charges	—	0.0%	8	0.0%	101	0.5%	258	1.2%	461	2.3%
Plus litigation related professional fees	—	0.0%	—	0.0%	33	0.2%		0.0%	105	0.5%
Adjusted EBITDA	$1,862	7.0%	$1,738	8.0%	$696	3.2%	$626	2.9%	$1,347	6.6%

See discussion of Non-GAAP financial measures later in this document

(E)	Five Quarter and YTD Selling, General, & Administrative Expenses

	Three months ended
($ in thousands)	March 31, 2017	% of SG&A	December 31, 2016	% of SG&A	September 30, 2016	% of SG&A	June 30, 2016	% of SG&A	March 31, 2016	% of SG&A
Salaries and benefit costs	$3,060	51.5%	$2,849	49.2%	$3,129	45.3%	$3,050	45.4%	$2,760	45.4%
Marketing related expenses	569	9.6%	578	10.0%	329	4.8%	635	9.4%	362	5.9%
Professional services	1,472	24.8%	1,213	20.9%	2,520	36.5%	1,533	22.8%	1,152	18.9%
Bad debt expense	127	2.0%	352	6.1%	97	1.3%	470	7.0%	505	8.3%
Premises, equipment and insurance costs	482	8.1%	498	8.6%	499	7.2%	555	8.3%	460	7.5%
Research and development expenses	95	1.6%	173	3.0%	124	1.8%	123	1.8%	131	2.1%
VendScreen non-recurring charges	—	0.0%	8	0.1%	101	1.5%	258	3.8%	461	7.6%
Litigation related professional fees	—	0.0%	—	0.0%	33	0.5%	51	0.8%	105	1.7%
Other expenses	142	2.4%	122	2.1%	77	1.1%	46	0.7%	158	2.6%
Total SG&A expenses	$5,947	100%	$5,793	100%	$6,909	100%	$6,721	100%	$6,094	100%
Total Revenue	$26,460		$21,756		$21,588		$21,944		$20,361
SG&A expenses as a percentage of revenue	22.5%		26.6%		32.0%		30.6%		29.9%

	Nine months ended
($ in thousands)	March 31, 2017	% of SG&A	March 31, 2016	% of SG&A

Salaries and benefit costs	$9,038	48.5%	$8,231	52.6%
Marketing related expenses	1,476	7.9%	1,030	6.6%
Professional services	5,205	27.9%	2,773	17.7%
Bad debt expense	576	3.1%	980	6.3%
Premises, equipment and insurance costs	1,479	7.9%	1,206	7.7%
Research and development expenses	392	2.1%	359	2.3%
VendScreen non-recurring charges	109	0.6%	584	3.7%
Litigation related professional fees	33	0.2%	105	0.7%
Other expenses	341	1.8%	384	2.4%
Total SG&A expenses	$18,649	100.0%	$15,652	100.0%

Total Revenue	$69,804		$55,464
SG&A expenses as a percentage of revenue	26.7%		28.2%

(F)	Five Quarter Condensed Balance Sheets

($ in thousands) (unaudited)	March 31, 2017	December 31, 2016	September 30 2016	June 30, 2016	March 31, 2016

Assets
Current assets:
Cash and Cash Equivalents	$17,780	$18,034	$18,198	$19,272	$14,901

Accounts receivable, less allowance for doubtful accounts of $2,851 and $2,814, respectively	6,734	6,796	5,840	4,899	8,345
Finance receivables, less allowance for credit losses	2,057	1,442	3,349	3,588	1,677
Inventory, net	4,147	4,786	4,264	2,031	2,341
Other current assets	1,628	1,764	1,439	987	1,060
Deferred Income Taxes	2,271	2,271	2,271	2,271	1,276
Total current assets	34,617	35,093	35,361	33,048	29,600

Finance receivables, less current portion	7,548	3,956	3,962	3,718	3,042
Other assets	137	145	163	348	337
Property and equipment, net	9,173	9,433	9,570	9,765	10,584
Deferred income taxes	25,359	25,568	25,568	25,453	25,701
Intangibles, Net	666	711	754	798	1,273
Goodwill	11,492	11,492	11,703	11,703	11,703
Total assets	$88,992	$86,398	$87,081	$84,833	$82,240

Liabilities and shareholders' equity
Current liabilities:
Accounts payable and accrued expenses	$14,640	$12,002	$12,605	$15,812	$15,368
Line of credit, net	7,021	7,078	7,258	7,119	6,980
Warrant Liabilities	-	-	-	3,739	5,964
Other current liabilities	1,041	1,242	1,527	1,507	1,485
Total current liabilities	22,702	20,322	21,390	28,177	29,797
Long-term liabilities
Total long-term liabilities	1,291	1,446	1,528	1,631	2,016
Total liabilities	23,993	21,768	22,918	29,808	31,813

Shareholders' equity:
Total shareholders' equity	64,999	64,630	64,163	55,025	50,427
Total liabilities and shareholders' equity	$88,992	$86,398	$87,081	$84,833	$82,240

Total current assets	$34,617	$35,093	$35,361	$33,048	$29,600
Total current liabilities	22,702	20,322	21,390	28,177	29,797
Net working capital	$11,915	$14,771	$13,971	$4,871	$(197)

(G)	Five Quarter Statements of Cash Flows

	Three months ended
($ in thousands)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
OPERATING ACTIVITIES:
Net (loss) income	$136	$233	$(2,464)	$(872)	$(5,420)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Charges incurred in connection with the vesting and issuance of common stock for employee and director compensation	233	233	211	198	142
Gain on disposal of property and equipment	(28)	(31)	—	(110)	(15)
Amortization of deferred financing fees	72	(79)	105	13	—
Bad debt expense	127	352	97	470	506
Depreciation	1,165	1,220	1,257	1,272	1,190
Amortization of intangible assets	45	43	44	43	44
Impairment of intangible asset	—	—	—	432	—
Change in fair value of warrant liabilities	—	—	1,490	(18)	4,805
Deferred income taxes, net	209	—	(115)	(748)	(93)
Recognition of deferred gain from sale-leaseback transactions	(216)	(215)	(215)	(215)	(215)
Changes in operating assets and liabilities:
Accounts receivable	(41)	(1,309)	(1,038)	2,977	(1,660)
Finance receivables	(4,232)	2,125	(5)	(2,587)	(366)
Inventory	647	(467)	(2,223)	(82)	250
Prepaid expenses and other assets	136	(318)	(224)	(397)	(160)
Accounts payable	2,441	397	(3,661)	329	4,154
Accrued expenses	160	(1,061)	486	115	1,166
Income taxes payable	(6)	(1)	(10)	453	—
Net change in operating assets and liabilities	(895)	(634)	(6,675)	808	3,384
Net cash provided (used) by operating activities	848	1,122	(6,265)	1,273	4,328

INVESTING ACTIVITIES:
Purchase and additions of property and equipment	(183)	(441)	(168)	(207)	(164)
Purchase of property for rental program	(691)	(693)	(642)	—	—
Proceeds from sale of property and equipment	44	61	—	265	19
Cash paid for assets acquired from VendScreen	—	—	—	—	(5,625)
Net cash provided by (used in) investing activities	(830)	(1,073)	(810)	58	(5,770)

FINANCING ACTIVITIES:
Cash used for the retirement of common stock	—	—	(31)	(173)	—
Payment of deferred financing costs	(90)	—	—	—	—
Proceed from exercise of common stock warrants	—	—	6,193	3,237	1,652
Proceed (payments) from line of credit, net	—	—	—	138	33
Repayment of long-term debt	(182)	(213)	(161)	(162)	(151)
Net cash (used in) provided by financing activities	(272)	(213)	6,001	3,040	1,534

Net (decrease) increase in cash	(254)	(164)	(1,074)	4,371	92
Cash at beginning of period	18,034	18,198	19,272	14,901	14,809
Cash at end of period	$17,780	$18,034	$18,198	$19,272	$14,901

Supplemental disclosures of cash flow information:
Interest paid in cash	$59	$382	$87	$147	$191
Income taxes paid by cash	$—	$—	$—	$501	$—
Depreciation expense allocated to cost of services	$950	$967	$1,072	$1,139	$1,051
Reclass of rental program property to inventory, net	$8	$(55)	$(11)	$415	$347
Prepaid items financed with debt	$—	$—	$54	$—	$—
Equipment and property acquired under capital lease	$54	$18	$254	$—	$409
Disposal of property and equipment	$87	$570	$—	$555	$189
Fair value of common stock warrants at issuance recorded as a debt discount	$—	$—	$—	$—	$52
Debt financing cost financed with debt	$—	$—	$—	$—	$79

Additional supplements not added

(H)
Five Quarter Reconciliation of Net Income/(Loss) to Non-GAAP Net Income (Loss) and Net Income/(Loss) Per Common Share – Basic and Diluted to Non-GAAP Net Income/(Loss) Per Common Share – Basic and Diluted

	Three months ended
($ in thousands) (unaudited)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016

Net income (loss)	$136	$233	$(2,464)	$(872)	$(5,420)
Non-GAAP adjustments:
Non-cash portion of income tax provision	209	-	(115)	(792)	(38)
Change in fair value of warrant adjustment	-	-	1,490	(18)	4,805
VendScreen non-recurring charges	-	8	101	258	461
Litigation related professional fees	-	-	33	51	105
Non-GAAP net income (loss)	$345	$241	$(955)	$(1,373)	$(87)

Net income (loss)	$136	$233	$(2,464)	$(872)	$(5,420)
Cumulative preferred dividends	(334)	-	(334)	-	(334)
Net (loss) income applicable to common shares	$(198)	$233	$(2,798)	$(872)	$(5,754)

Non-GAAP net income (loss)	$345	$241	$(955)	$(1,373)	$(87)
Cumulative preferred dividends	(334)	-	(334)	-	(334)
Non-GAAP net income (loss) applicable to common shares	$11	$241	$(1,289)	$(1,373)	$(421)

Net earnings (loss) per common share - basic and diluted	$(0.00)	$0.01	$(0.07)	$(0.02)	$(0.16)
Non-GAAP net earnings (loss) per common share - basic and diluted	$0.00	$0.01	$(0.03)	$(0.04)	$(0.01)
Basic weighted average number of common shares outstanding	40,327,697	40,308,934	38,488,005	37,325,681	36,161,626
Diluted weighted average number of common shares outstanding	40,327,697	40,730,712	38,488,005	37,325,681	36,161,626

See discussion of Non-GAAP financial measures later in this document

Discussion of Non-GAAP Financial Measures:

This press release contains certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Reconciliations between non-GAAP and GAAP measures are set forth above in Financial Schedules (D) and (H).

The following non-GAAP financial measures are discussed herein: adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net earnings (loss) per common share – basic and diluted. The presentation of these additional financial measures is not intended to be considered in isolation from, or superior to, or as a substitute for the financial measures prepared and presented in accordance with GAAP (Generally Accepted Accounting Principles), including the net income or net loss of USAT or net cash provided/used by operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with USAT's net income or net loss as determined in accordance with GAAP. These non-GAAP financial measures are not required by or defined under GAAP and may be materially different from the non-GAAP financial measures used by other companies. USAT has provided above in Financial Schedules (D) and (H) the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

As used herein, non-GAAP net income (loss) represents GAAP net income (loss) excluding costs or benefits relating to any adjustment for fair value of warrant liabilities and non-cash portions of the Company’s income tax benefit (provision), non-recurring fees and charges that were incurred in connection with the acquisition and integration of the VendScreen business, and professional fees incurred in connection with the class action litigation and the special litigation committee investigation described in our Form 10-K for the 2016 fiscal year. Non-GAAP net earnings (loss) per common share - diluted is calculated by dividing non-GAAP net income (loss) applicable to common shares by the number of diluted weighted average shares outstanding. Management believes that non-GAAP net income (loss) is an important measure of USAT’s business. Non-GAAP net income (loss) is a non-GAAP financial measure which is not required by or defined under GAAP (Generally Accepted Accounting Principles). The presentation of this financial measure is not intended to be considered in isolation or as a substitute for the financial measures prepared and presented in accordance with GAAP, including the net income or net loss of the Company or net cash used in operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with the Company’s net income or net loss as determined in accordance with GAAP, and are not a substitute for or a measure of the Company’s profitability or net earnings. Management believes that non-GAAP net income (loss) and non-GAAP net earnings (loss) per share are important measures of the Company's business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance. We believe that this non-GAAP financial measure serves as a useful metric for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods, and when taken together with the corresponding GAAP (United States’ Generally Accepted Accounting Principles) financial measures and our reconciliations, enhance investors’ overall understanding of our current and future financial performance. Additionally, the Company utilizes non-GAAP net income (loss) as a metric in its executive officer and management incentive compensation plans.

As used herein, Adjusted EBITDA represents net income (loss) before interest income, interest expense, income taxes, depreciation, amortization, non-recurring fees and charges that were incurred in connection with the acquisition and integration of the VendScreen business, professional fees incurred in connection with the class action litigation incurred during the third quarter of the prior fiscal year, impairment charges related to our EnergyMiser asset trademarks, change in fair value of warrant liabilities, and stock-based compensation expense. We have excluded the non-operating item, change in fair value of warrant liabilities, because it represents a non-cash gain or charge that is not related to the Company’s operations. We have excluded the non-cash expense, stock-based compensation, as it does not reflect the cash-based operations of the Company. We have excluded the non-recurring costs and expenses incurred in connection with the VendScreen transaction in order to allow more accurate comparison of the financial results to historical operations. We have excluded the professional fees incurred in connection with the class action litigation as well as the trademark impairment charges because we believe that they represent a charge that is not related to the Company's operations. Adjusted EBITDA is a non-GAAP financial measure which is not required by or defined under GAAP (Generally Accepted Accounting Principles). The presentation of this financial measure is not intended to be considered in isolation or as a substitute for the financial measures prepared and presented in accordance with GAAP, including the net income or net loss of the Company or net cash provided/used by operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with the Company’s net income or net loss as determined in accordance with GAAP, and are not a substitute for or a measure of the Company’s profitability or net earnings. Adjusted EBITDA is presented because we believe it is useful to investors as a measure of comparative operating performance. Additionally, the Company utilizes Adjusted EBITDA as a metric in its executive officer and management incentive compensation plans.

Investor Contact:
Mike Bishop
The Blueshirt Group
Tel: +1 415-217-4968
mike@blueshirtgroup.com
Source: USA Technologies, Inc.
F-USAT